MONTHLY OPERATING REPORT
           Calendar Month December 1, 2001 to December 31, 2001

                     FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.     NUMBER OF EMPLOYEES paid during this period:  29

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [  ]   No  [X].  If yes, explain below:

5.     Are all BUSINESS LICENSES current? Yes [ ]  No [X]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance                $ 1,400,858
                                        -----------
       Collected this Period            $   102,564
       Write-offs against allowance     $   578,581
                                        -----------
       Ending Balance                   $   719,713
                                        -----------

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $577,858   31-60 Days:  $294,327   Over 60 Days: $-0-

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $349,993 31-60 Days:  $75,956    Over 60 Days: $

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [ ] No [X] Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [X]   No [ ].  If no,
       explain: Payroll taxes were deposit to the payroll account during this period. Going forward payroll taxes will be deposited into the tax account.

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  3/11/02          Liability 3/11/02
       Fire                           Workers Comp. 3/11/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [ ] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [  ] No [X] Explain:

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional  Service   Amount
      --------------------------------------
      Richard Yalen CEO      $19,717.38

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ None

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: 1/22/02                             DEBTOR-IN-POSSESSION

 Name/Title: Richard Yalen/CEO                   By: /s/ Richard Yalen
                                                    -------------------------
 Address: 13595 Dulles Technology Drive
          Herndon, VA 20171
 Phone:   703-793-2071

                     UNITED STATES BANKRUPTCY COURT
                  FOR THE EASTERN DISTRICT OF VIRGINIA
                          Alexandria Division

IN re:                 )            Chapter 11
                       )            Case Number: 01-14223
                       )
                       )
         Debtor(s)     )
------------------------

                       Cash Disbursements Summary Report
                    Calendar Month Ending December 31, 2001


Total Disbursements from Operating Account
                            (See Note 1)         $295,377.43
                                                 ------------

Total Disbursements from Payroll Account
                            (See Note 2)         $135,427.64
                                                 ------------
Total Disbursements from Tax Escrow Account
                            (See Note 3)         $28,331.69
                                                 ------------
Total Disbursements from any other Account
                            (See Note 4)              0
                                                 ------------
Grand Total Disbursments from all Accounts       $459,136.76
                                                 ------------

Note 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow ac-count or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

Note 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR-IN-POSSESSION ACCOUNT. (The page of the statement showing bank, account number and beginning and ending balance is sufficient.)

POST PETITION AR AGING
as of 12/31/01
Customer Name                TERMS     1-30        31-60     61-90     91-120+     Total
--------------------------------------------------------------------------------------------
ACADEMY COLLECTIONS SERVICES Total   1,810.80        -         -           -       1,810.80
ALCATEL CIT Total                      221.14     6,891.00     -           -       7,112.14
ALCATEL e-BUSINESS           NET60        -      15,932.73     -           -      15,932.73
ALCATEL TELECOM LIMITED Total       68,776.83    22,000.00     -           -      90,776.83
ALIENWARE                    NET30      80.00        -         -           -          80.00
ANIXTER (U.K.) LIMITED Total         4,931.00        -         -           -       4,931.00
ATRION COMMUNICATIONS        NET30  11,022.50        -         -           -      11,022.50
AURORA TECHNOLOGIES LTD      NET30      -         1,350.90     -           -       1,350.90
BOSTON SENIOR HOME CARE      NET30     199.00        -         -           -         199.00
COHERENT LASER GROUP         NET30      -         2,924.82     -           -       2,924.82
COMPUTERBANK NETWORKING S.A. NET30   6,910.80        -         -           -       6,910.80
DELTAWARE INC                NET30   8,729.68        -         -           -       8,729.68
DXL ENTERPRISES, INC. Total         81,905.00        -         -           -      81,905.00
EUROPEAN SPACE AGENCY        NET45      -           890.70     -           -         890.70
EVAL - CATALYST NETWORK      NET30   3,295.00        -         -           -       3,295.00
FORTUNE INFORMATION TECHNOLO Total   2,760.00        -         -           -       2,760.00
FRAME SA Total                         (23.85)       -         -           -        (23.85)
FRITZ COMPANIES INC Total            4,000.00    13,892.84     -           -      17,892.84
GIANT INFORMATION SYSTEMS Total     (3,369.20)       -         -           -      (3,369.20)
GLOBAL CONCEPTS S.L.           CIA  10,400.00        -         -           -      10,400.00
HITRON TECHNOLOGY INC.       NET60      -         4,199.61     -           -       4,199.61
HUNTINGTON MARKET            NET60     200.00        -         -           -         200.00
IMV PROJECTS                            -           286.00     -           -         286.00
INFORMATION SERVICES INT'L.  NET30   2,225.00        -         -           -       2,225.00
INFORMSVIAZ Total                  115,536.99  (105,996.02)    -           -       9,540.97
IN-STORE OPPORTUNITIES       NET30     150.00        -         -           -         150.00
KODAK/IBM GLOBAL SVC Total              -           900.00     -           -         900.00
LOGICAL NETWORKS (EX ANITE)  NET60      -        27,486.90     -           -      27,486.90
MBG/ELEKTRONIK AB            NET30      -         1,744.00     -           -       1,744.00
NATIONAL WATER COMMISSION      CIA      -        23,607.93     -           -      23,607.93
NEC CORPORATION              NET30  78,311.80        -         -           -      78,311.80
NETCALL                      NET30      -           875.00     -           -         875.00
NULINK INC                   NET30      -           800.00     -           -         800.00
OMNES Total                             -        27,485.16     -           -      27,485.16
OMNES LTD Total                         -        11,007.29     -           -      11,007.29
PETER KIEWIT                 NET30     150.00        -         -           -         150.00
PSINET CANADA INC.,          NET45   5,089.00        -         -           -       5,089.00
QXTEL LIMITED Total                  7,800.00     1,920.00     -           -       9,720.00
REPUBLIC TELCOM OF NE        NET30     300.00        -         -           -         300.00
ROCKBRIDGE GLOBAL VILLAGE Total        150.00       286.00     -           -         436.00
SEALED AIR CORPORATION       NET30      -         4,914.71     -           -       4,914.71
SIEMENS AG Total                        -         3,770.80     -           -       3,770.80
TAKACHIHO KOHEKI CO.,LTD. Total     66,196.90    34,852.65     -           -     101,049.55
TELCO SOLUTIONS INC            CIA   3,840.00        -         -           -       3,840.00
TELECAM S A                  NET30   3,199.90        -         -           -       3,199.90
TELECOMET INTERNATIONAL INC  NET60      -         6,018.00     -           -       6,018.00
TELECOMMUNICATIONS CONCEPTS Total   29,156.16    18,471.60     -           -      47,627.76
TELINDUS NETWORKS NV Total              -        52,245.10     -           -      52,245.10
TELUS COMMUNICATIONS EDTN IN NET30      -        57,584.88     -           -      57,584.88
THE FALLON CLINIC Total                750.00       150.00     -           -         900.00
TOWN OF HUDSON NH            NET30     906.83        -         -           -         906.83
TRANSACTION NETWORK SERVICES Total  57,905.10    54,999.99     -           -     112,905.09
VOSPER-MANTECH LTD Total             4,092.00     2,834.60     -           -       6,926.60
WASHINGTON DATA SYSTEMS, INC NET30      99.25        -         -           -          99.25
WATERMARK MANAGEMENT         NET30     150.00        -         -           -         150.00
                                   --------------------------------------------------------
Grand Total                        577,857.63   294,327.19     -           -     872,184.82
                                   ========================================================

ACCOUNTS PAYABLE At December 31, 2001
Post-Petition

60000009 ADP, INC                    23922           11/26/01       0.00       0.00       0.11   0.00       0.11
60000009 ADP, INC                    23936 892063    11/16/01       0.00       0.00     250.45   0.00     250.45
60000010 AT&T-054 331 3299 001       23930           12/16/01       0.00      25.90       0.00   0.00      25.90
60000083 AT&T WIRELESS-868-75608901  24078           12/07/01       0.00      15.38       0.00   0.00      15.38
60000083 AT&T WIRELESS-868-75608901  24234           11/07/01       0.00       0.00       6.80   0.00       6.80
60000025 BEERS & CUTLER              23945 112001    11/20/01       0.00       0.00   2,323.00   0.00   2,323.00
60000069 BELLSOUTH-70439892160273191 24040           12/01/01       0.00      73.03       0.00   0.00      73.03
60000008 BENICOR ASSOCIATES, INC     24087           12/27/01       0.00     213.77       0.00   0.00     213.77
60000008 BENICOR ASSOCIATES, INC     24243           12/31/01   1,101.70       0.00       0.00   0.00   1,101.70
60000027 BLACK BOX CORPORATION       24207           12/21/01       0.00   2,430.00       0.00   0.00   2,430.00
60000027 BLACK BOX CORPORATION       24208           11/21/01       0.00       0.00  (2,430.00)  0.00 (2,430.00)
60000040 BURGESS INTERNATIONAL GROUP 24042           12/11/01       0.00     986.00       0.00   0.00     986.00
60000040 BURGESS INTERNATIONAL GROUP 24130           12/11/01       0.00    (986.00)      0.00   0.00   (986.00)
60000059 CAPITOL UNDERWRITERS, LTD   23991           11/12/01       0.00       0.00  13,042.00   0.00  13,042.00
60000059 CAPITOL UNDERWRITERS, LTD   24132           11/12/01       0.00       0.00 (13,042.00)  0.00
(13,042.00)
60000030 CHUBB GROUP OF INSURANCE    24104 122101    12/21/01       0.00   9,586.59       0.00   0.00   9,586.59
60000031 CINGULAR WIRELESS-919129909 24098 121601    12/16/01       0.00      49.10       0.00   0.00      49.10
60000058 CSC - 5155538               23992           11/04/01       0.00       0.00     265.00   0.00     265.00
60000087 DANZAS AEI - N6394          24082           12/14/01       0.00     403.21       0.00   0.00     403.21
60000116 DELAWARE SECRETARY OF STATE 24242           12/31/01   9,385.00       0.00       0.00   0.00   9,385.00
60000115 COUNTY OF FAIRFAX           24230           12/31/01     433.48       0.00       0.00   0.00     433.48
60000070 DHL                         24105 7955272   12/10/01       0.00     807.87       0.00   0.00     807.87
60000070 DHL                         24106 7844428   11/24/01       0.00       0.00     221.14   0.00     221.14
60000070 DHL                         24143 7955272   12/10/01       0.00    (807.87)      0.00   0.00
(807.87)
60000018 DOMINION VIRGINIA POWER     23943           11/08/01       0.00       0.00   8,737.58   0.00   8,737.58
60000018 DOMINION VIRGINIA POWER     24109           12/31/01  (8,737.58)      0.00      0.00   0.00  (8,737.58)
60000018 DOMINION VIRGINIA POWER     24110           12/07/01       0.00   1,454.82       0.00   0.00   1,454.82
60000065 EAGLE LEASING COMPANY       24227 605874    12/31/01     157.50       0.00       0.00   0.00     157.50
60000065 EAGLE LEASING COMPANY       24228 605873    12/31/01      78.75       0.00       0.00   0.00      78.75
60000014 EARTHLINK - 2372441-9       24095 58596468  12/06/01       0.00     111.75       0.00   0.00     111.75
60000028 FABTRON CORP                24238 5497754905 12/31/01 31,894.20       0.00       0.00   0.00  31,894.20
60000028 FABTRON CORP                24239           12/31/01 (19,425.92)      0.00      0.00   0.00 (19,425.92)
60000028 FABTRON CORP                24240           12/31/01 (12,468.28)      0.00      0.00   0.00 (12,468.28)
60000017 FEDERAL EXPRESS - 104678394 24141 407246896 12/25/01       0.00     217.91       0.00   0.00     217.91
60000017 FEDERAL EXPRESS - 104678394 24199 713020709 12/27/01       0.00      79.72       0.00   0.00      79.72
60000001 FEDERAL EXPRESS - 238989264 23941 403016121 11/09/01       0.00       0.00     264.67   0.00     264.67
60000001 FEDERAL EXPRESS - 238989264 24090 403045584 11/16/01       0.00       0.00     415.59   0.00     415.59
60000001 FEDERAL EXPRESS - 238989264 24099 407813936 12/21/01       0.00     626.70       0.00   0.00     626.70
60000001 FEDERAL EXPRESS - 238989264 24100 403178349 12/14/01       0.00      60.36       0.00   0.00      60.36
60000001 FEDERAL EXPRESS - 238989264 24103 407809280 12/21/01       0.00     256.56       0.00   0.00     256.56
60000001 FEDERAL EXPRESS - 238989264 24134 407847091 12/28/01       0.00     117.53       0.00   0.00     117.53
60000001 FEDERAL EXPRESS - 238989264 24188 713024275 12/27/01       0.00     183.27       0.00   0.00     183.27
60000001 FEDERAL EXPRESS - 238989264 24226 713043399 12/31/01     261.94       0.00       0.00   0.00     261.94
60000001 FEDERAL EXPRESS - 238989264 24241 407841160 12/28/01       0.00     373.77       0.00   0.00     373.77
60000015 FEDERAL EXPRESS - 238989469 24140 405694360 12/28/01       0.00     113.47       0.00   0.00     113.47
60000112 HENRY FLOOD                 24200           12/31/01     187.68       0.00       0.00   0.00     187.68
60000105 FORTUNE INFO TECHNLGY       24195           11/19/01       0.00       0.00      83.33   0.00      83.33
60000105 FORTUNE INFO TECHNLGY       24196           11/20/01       0.00       0.00     500.00   0.00     500.00
60000105 FORTUNE INFO TECHNLGY       24197           11/19/01       0.00       0.00      67.47   0.00      67.47
60000068 IRON MOUNTAIN               24039 6122712   11/30/01       0.00       0.00     276.00   0.00     276.00
60000047 WEI WEI LEE                 24089           12/22/01       0.00      29.26       0.00   0.00      29.26
60000106 MARSH USA INC               24194 192281    12/21/01       0.00 220,000.00    0.00   0.00 220,000.00
60000053 MCI - 1N070476              23986 111901    11/19/01       0.00      0.00      25.88   0.00      25.88
60000055 MCI - 1N143231              23988           11/19/01       0.00      0.00      12.56   0.00      12.56
60000054 MCI - 1P249500              23987           11/19/01       0.00      0.00       7.57   0.00       7.57
60000056 MCI - 1P723190              23989           11/19/01       0.00      0.00       9.24   0.00       9.24
60000049 MENNINGERCARE SYSTEMS, INC  23980 110111    11/01/01       0.00      0.00     211.20   0.00     211.20
60000088 NET 2000 - 2001.0360.0203   24083 346206    12/08/01       0.00    118.25       0.00   0.00     118.25
60000110 NETSTAR NETWORK INTEGRATION 24201           12/10/01       0.00    270.38       0.00   0.00     270.38
60000110 NETSTAR NETWORK INTEGRATION 24202           12/10/01       0.00  1,511.41       0.00   0.00   1,511.41
60000110 NETSTAR NETWORK INTEGRATION 24203           12/10/01       0.00    515.41       0.00   0.00     515.41
60000110 NETSTAR NETWORK INTEGRATION 24204           12/10/01       0.00    412.50       0.00   0.00     412.50
60000114 NEWARK ELECTRONICS          24219 5131317   12/12/01       0.00    411.73       0.00   0.00     411.73
60000067 PAXTON RECORD RETENTION INC 24038 10407     11/30/01       0.00      0.00     609.50   0.00     609.50
60000063 ROB PAYNE                   24135           11/10/01       0.00      0.00      95.00   0.00      95.00
60000063 ROB PAYNE                   24136           12/08/01       0.00     56.01       0.00   0.00      56.01
60000063 ROB PAYNE                   24189           12/22/01       0.00    159.52       0.00   0.00     159.52
60000063 ROB PAYNE                   24190           12/15/01       0.00  1,317.82       0.00   0.00   1,317.82
60000037 PROVIDENT MUTUAL LIFE INS CO24088           12/27/01       0.00  3,642.94       0.00   0.00   3,642.94
60000107 QWEST - 9528318200772       24193           12/22/01       0.00  1,183.77       0.00   0.00   1,183.77
60000108 RIGHT NOW TECHNOLOGIES      24205  2874     12/20/01       0.00  8,100.00       0.00   0.00   8,100.00
60000108 RIGHT NOW TECHNOLOGIES      24206  2875     12/20/01       0.00  8,100.00       0.00   0.00   8,100.00
60000032 REAL ESTATE INVESTMENT MGRS 23952           11/30/01       0.00 45,970.91       0.00   0.00  45,970.91
60000032 REAL ESTATE INVESTMENT MGRS 23959           11/01/01       0.00      0.00  45,970.91   0.00  45,970.91
60000103 DANILLE SCHLOSSER           24108           12/07/01       0.00     58.72       0.00   0.00      58.72
60000022 SMTC                        24222  54618    12/12/01       0.00  6,501.59       0.00   0.00   6,501.59
60000022 SMTC                        24223           12/12/01       0.00 (6,501.59)      0.00   0.00  (6,501.59)
60000022 SMTC                        24224  54617    12/10/01       0.00 56,370.82       0.00   0.00  56,370.82
60000022 SMTC                        24225           12/10/01       0.00(56,370.82)      0.00   0.00 (56,370.82)
60000102 DIRK SNIDER                 24128           12/22/01       0.00    233.29       0.00   0.00     233.29
60000074 STEPHEN GOULD CORPORATION   24211  1715966  12/13/01       0.00    645.60       0.00   0.00     645.60
60000074 STEPHEN GOULD CORPORATION   24212  1715966  12/13/01       0.00   (645.60)      0.00   0.00    (645.60)
60000074 STEPHEN GOULD CORPORATION   24215  1716255  12/13/01       0.00    472.00       0.00   0.00     472.00
60000074 STEPHEN GOULD CORPORATION   24216  1716255  12/13/01       0.00   (472.00)      0.00   0.00    (472.00)
60000082 TELINDUS - BELGIUM          24077  60122580 12/10/01       0.00    201.67       0.00   0.00     201.67
60000066 UNDERWRITERS LABORATORIES   24037           11/30/01       0.00      0.00     193.00   0.00     193.00
60000090 UPS - 03T94T                24112           12/22/01       0.00    221.18       0.00   0.00     221.18
60000035 UPS - 050488                24101  50488511 12/22/01       0.00    719.98       0.00   0.00     719.98
60000035 UPS - 050488                24102  50488451 11/10/01       0.00      0.00      19.56   0.00      19.56
60000035 UPS - 050488                24229  50488521 12/29/01       0.00    138.53       0.00   0.00     138.53
60000033 UPS - 231367                23907 231367461 11/17/01       0.00      0.00      86.79   0.00      86.79
60000033 UPS - 231367                24137 231367521 12/29/01       0.00     18.64       0.00   0.00      18.64
60000033 UPS - 231367                24139 231367471 11/24/01       0.00      0.00      37.32   0.00      37.32
60000034 UPS - 9W712                 23908           11/17/01       0.00      0.00      16.00   0.00      16.00
60000119 US TRUSTEE                  24246           12/31/01   7,500.00      0.00       0.00   0.00   7,500.00
60000003 VERIZON -00073643301622Y    23927           11/26/01       0.00      0.00     153.68   0.00     153.68
60000003 VERIZON -00073643301622Y    24096  122001   12/20/01       0.00     89.79       0.00   0.00      89.79
60000092 VERIZON -1372101590Y        24114           12/20/01       0.00    408.85       0.00   0.00     408.85
60000091 VERIZON -14160114667Y       24113           12/20/01       0.00    291.35       0.00   0.00     291.35
60000096 VERIZON -50836691059280095  24118           12/07/01       0.00    127.34       0.00   0.00     127.34
60000097 VERIZON -50836697020460098  24119           12/07/01       0.00     44.43       0.00   0.00      44.43
60000011 VERIZON -50861644330650094  23931           11/16/01       0.00      0.00      91.00   0.00      91.00
60000011 VERIZON -50861644330650094  24097  121601   12/16/01       0.00     (2.98)      0.00   0.00      (2.98)
60000057 VERIZON -50870389998160074  23979           11/20/01       0.00      0.00     246.91   0.00     246.91
60000057 VERIZON -50870389998160074  24191           12/20/01       0.00     24.08       0.00   0.00      24.08
60000093 VERIZON -50883105998490096  24115           12/11/01       0.00    335.88       0.00   0.00     335.88
60000086 VERIZON -50889828001230090  24081  120701   12/07/01       0.00    995.46       0.00   0.00     995.46
60000094 VERIZON -50889890829210091  24116           12/07/01       0.00    166.48       0.00   0.00     166.48
60000095 VERIZON -50889895134730091  24117           12/07/01       0.00    348.05       0.00   0.00     348.05
60000089 VERIZON -50891292845920090  24111           12/17/01       0.00    413.64       0.00   0.00     413.64
60000079 VERIZON -61781536401630085  24084  113001   11/30/01       0.00      0.00   2,056.51   0.00   2,056.51
60000079 VERIZON -61781536401630085  24233           12/31/01    (614.17)     0.00       0.00   0.00    (614.17)
60000052 VERIZON -703793114266570    23985           11/20/01       0.00      0.00     385.59   0.00     385.59
60000050 VERIZON -703793492164017    23983           11/20/01       0.00      0.00     295.03   0.00     295.03
60000084 WORLDCOM - 01703161         24079  4661326  12/07/01       0.00  1,137.06       0.00   0.00   1,137.06
60000085 WORLDCOM - 04245982         24080  4648125  12/07/01       0.00    829.82       0.00   0.00     829.82
60000012 WORLDCOM - 102018           23935  1040360  11/20/01       0.00      0.00      34.87   0.00      34.87
60000012 WORLDCOM - 102018           24070  1041442  12/13/01       0.00    194.20       0.00   0.00     194.20
60000012 WORLDCOM - 102018           24192  1041908  12/23/01       0.00    131.95       0.00   0.00     131.95
60000002 WORLDCOM - 90067606         23949  9350835  11/25/01       0.00      0.00   7,721.99   0.00   7,721.99
60000002 WORLDCOM - 90067606         24231  9386417  12/25/01       0.00  9,864.01       0.00   0.00   9,864.01
60000060 WORLDCOM - 99148090         23993  63652804 11/25/01       0.00      0.00   2,170.27   0.00   2,170.27
60000060 WORLDCOM - 99148090         24107  63674273 12/25/01       0.00  2,177.41       0.00   0.00   2,177.41
60000046 WORLDCOM - U05207           23970  7679298  11/01/01       0.00      0.00   3,229.50   0.00   3,229.50
60000046 WORLDCOM - U05207           24036  7957897  12/01/01       0.00  3,229.50       0.00   0.00   3,229.50
60000045 WORLDCOM - XU31439          23969  7698406  11/01/01       0.00      0.00   1,295.00   0.00   1,295.00
60000045 WORLDCOM - XU31439          24065  8041717  12/01/01       0.00  1,295.00       0.00   0.00   1,295.00
60000019 RICHARD YALEN               24127           12/22/01       0.00     19.05       0.00   0.00      19.05
60000019 RICHARD YALEN               24244           12/31/01   8,333.33      0.00       0.00   0.00   8,333.33
                                                              -------------------------------------------------
                                                              18,087.63 331,905.13  75,956.02   0.00 425,948.78
                                                              =================================================


                          NX NETWORKS, INC.
                       MONTHLY OPERATING REPORT
                          INCOME STATEMENT - UNAUDITED
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
            CALENDAR MONTH DECEMBER 1 TO DECEMBER 31, 2001


                                        For the Month Ended   Two Months Ended
                                        December 31, 2001    December 31, 2001
                                       ---------------------------------------

SALES:
    Product Sales                         274,205              433,048
    Service Sales                         361,872              635,273
                                       ---------------------------------------
                                          636,077            1,068,322

COST OF SALES:
    Product Cost of Sales - materials     204,785              255,546
    Product Cost of Sales -
       manufacturing overhead             53,781               120,796
    Service Costs -- includes payroll
        and other costs                    85,390              183,387
                                       ---------------------------------------
                                          343,956              559,729
                                       ---------------------------------------
GROSS MARGIN                              292,121              508,592
                                       ---------------------------------------

OPERATING EXPENSES:
 OFFICER SALARIES (GROSS)                  33,892               80,092
 OTHER EMPLOYEES SALARIES (GROSS)          79,660              160,808
 TAXES (PAYROLL:  EMPLOYER'S SHARE)        10,884               13,237
 COMMISSION                                   -                   -
 TEMPORARY LABOR                            1,905                3,905
 EMPLOYEE BENEFITS (insurance,pension etc)  3,713               10,713
 TUITION ASSISTANCE                           -                    700
 RECRUITING                                   -                   -
 RELOCATION                                   -                   -
 TRAVEL & ENTERTAINMENT                     2,415               16,923
 TELEPHONE                                 19,281               26,352
 UTILITIES                                 (2,283)               1,634
 OFFICE SUPPLIES                            1,804                4,285
 POSTAGE & DUPLICATION                         40                   40
 OFFICE RENT                               45,150               60,282
 MTL OVERHEAD CREDIT                          -                   -
 LEASED EQUIPMENT                           1,958                4,498
 REPAIR & MAINTENANCE                       8,926               20,813
 INSURANCE                                 55,135              105,219
 MATERIALS & TOOLS                            -                     50
 NEW PRODUCT MATERIALS                        -                   -
 LAB SUPPLIES                                 -                   -
 RGA EXPENSES                                 -                   -
 FREIGHT                                      -                   (174)
 MARKETING MATERIALS                          -                   -
 LEGAL                                     53,797              104,062
 ACCOUNTING                                   -                  3,639
 TRADE SHOW                                   -                   -
 ADVERTISING                                  -                   -
 PUBLIC RELATIONS                           1,797                3,408
 PROMITIONS                                   -                   -
 SALES CONTRACTORS                          4,613                9,526
 CONSULTING                                30,111               48,205
 BAD DEBT                                  35,000               35,000
 MATERIAL OVERHEAD CREDIT                     -                   -
 SALES & USE TAX                              -                  8,794
 OTHER TAX                                 15,678               21,268
 OTHER EXPENSES                                (8)                 630
                                          ------------------------------------
     Total operating expense            $ 403,468            $ 743,907
                                          ------------------------------------

OPERATING INCOME/(LOSS)/EBITDA           (111,347)            (235,314)

 DEPRECIATION                             101,495              204,403
 GOODWILL AMORTIZATION                                         635,993
 GOODWILL IMPAIRMENT                   16,487,025           16,487,025
 FIXED ASSET IMPAIRMENT                 1,353,690            1,353,690
 ESTIMATED LOSS ON FOREIGN
    SUBS LIQUIDATION                       82,114               82,114
                                       ---------------------------------------
                                       18,024,323           18,763,225

Other Income (Expenses)
    Interest Expense                        2,032                 -
    Interest Income                            31                3,213
    Other Income                           17,450               17,829
                                       ---------------------------------------
     Total income and other expense        19,513               21,042

                                       ---------------------------------------
Net Income/(Loss)                    $(18,116,157)      $  (18,977,497)

                             NXNETWORKS, INC.
         CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                         PAYROLL AND TAX ACCOUNTS
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
                  CALENDAR MONTH ENDING DECEMBER 31, 2001
               All figures refer to post-petition transactions


Net Income/(loss)                                (18,116,156)

add expenses not requiring Cash:
   Depreciation                                      101,495
   Goodwill Amortization                                 -
   Goodwill Impairment                            16,487,025
   Fixed Asset Impairment                          1,353,690
   Estimated Loss on Foreign Subs Liquidation       (223,774)
                                               ---------------
                                                  17,718,436
Other Sources (Uses) Cash:
Accounts receivable                                 (169,603)
Inventories                                           87,219
Other current assets                                 (32,110)
Deposits                                              34,358
Note payable to vendor                                     -
accounts payable                                     208,737
Accrued liabilities                                   68,580
Property Plant and Equipment                          24,413

    total other souces (uses) of cash               (175,427)

Cash beginning                                       786,906

Cash ending                                          611,480

                                                          (0)

                              NXNETWORKS, INC.
              CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
                          AS OF DECEMBER 31, 2001


                  ASSETS
                  ------

CURRENT ASSETS
        Cash and cash equivalents                               611,480
        Pre-Petition Accounts Receivable                        719,713
        Post-Petition Accounts receivable                       872,185
           Less reserve for bad debt & returns               (1,147,329)
        Receivables from Officers, Affiliates, Employees              -
        Inventory                                             3,025,559
        Other current assets
              Prepaids                                          528,990
                                                           ------------

                    Total Current Assets                      4,610,596

FIXED ASSETS
Property and Equipment                                        9,999,743
     Less: Accumulated Depreciation                          (9,340,753)
                                                           ------------
                    Total Fixed Assets                          658,991

OTHER ASSETS
Deposits                                                        660,175
Goodwill, Net                                                   387,000
                                                            -----------
                    Total Other Assets                        1,047,175
                                                            -----------
TOTAL ASSETS                                                  6,316,762
                                                            ===========

      LIABILITIES & STOCKHOLDER'S EQUITY
      ----------------------------------

POST-PETITION LIABILITIES:
        Accounts Payable                                        425,949
        Accrued Accounts Payable                                114,324
        Accrued liability for sub liquidation                   338,031
        Deferred Revenue                                        159,952
        Taxes Payable                                             1,014
                                                            -----------
                  Total Post-Petition Liabilities             1,039,270

PRE-PETITION LIABILITIES:
        Priority Claim                                          448,125
        Secured Claim                                           558,735
        Unsecured                                            13,088,400
        General pre-pretition accruals                        4,947,543

                 Total Pre-Petition Liabilities              19,042,803
                                                            -----------
             TOTAL LIABILITIES                               20,082,073
                                                            -----------
STOCKHOLDERS' EQUITY:
        Common Stock                                          2,430,230
        Preferred Stock                                       7,025,008
        APIC, net of filing fees                            283,967,334
        Deferred Compensation                                (2,347,751)
        Accumulated (deficit)/income - Pre-petition        (291,148,351)
        Accumulated (deficit)/income-Post-petition          (18,977,497)
        Warrants                                              6,322,333
        Notes Receivable from officer                        (1,000,000)
        Cummulative Translation Adj.                            (36,616)

             Total Stockholders' equity                     (13,765,311)
                                                           ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    6,316,762
                                                           ============